                                                                       Exhibit j

                          Independent Auditors' Consent


To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.

We consent to the incorporation by reference, with respect to the portfolios listed below for the Smith Barney Investment Funds Inc. (the "Funds"), in these Prospectuses and Statements of Additional Information, of our reports dated November 13, 2001, on the statements of assets and liabilities as of September 30, 2001, and the related statements of operations, the statements of changes in net assets and financial highlights for the periods described below. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectuses and "Counsel and Auditors" in the Statements of Additional Information.



Portfolios

Smith Barney Small Cap Value Fund
                                    Statement of operations                     Year ended September 30, 2001
                                    Statements of Changes in Net Assets         Two years ended September 30, 2001
                                    Financial Highlights                        Two years ended September 30, 2001
                                                                                and the period from February 26, 1999
                                                                                (commencement of operations) to
                                                                                September 30, 1999

Smith Barney Small Cap Growth Fund
                                    Statement of operations                     Year ended September 30, 2001 and
                                                                                the period from November 30, 1999
                                                                                (commencement of operations) to
                                                                                September 30, 1999
                                    Statements of Changes in Net Assets         Year ended September 30, 2001 and
                                                                                the period from November 30, 1999
                                                                                (commencement of operations) to
                                                                                September 30, 1999
                                    Financial Highlights                        Year ended September 30, 2001 and
                                                                                the period from November 30, 1999
                                                                                (commencement of operations) to
                                                                                September 30, 1999
Smith Barney Group Spectrum Fund
                                    Statement of operations                     Period from October 30, 2000
                                                                                (commencement of operations) to
                                                                                September 30, 2001
                                    Statements of Changes in Net Assets         Period from October 30, 2000
                                                                                (commencement of operations) to
                                                                                September 30, 2001
                                    Financial Highights                         Period from October 30, 2000
                                                                                (commencement of operations) to
                                                                                September 30, 2001


                                                                                KPMG LLP



New York, New York
Janaury 22, 2002